UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Walt Disney Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The Walt Disney Company will begin distribution of the following email to shareholders:

The Walt Disney Company will begin distribution of the following email to shareholders: The Walt Disney Company 2024 Annual Meeting April 3, 2024, 10:00 A.M. Pacific Time Virtually at: www.virtualshareholdermeeting.com/DIS2024 VOTE NOW VIEW PROXY MATERIALS VOTE NOW Vote by April 2, 2024, 11:59 P.M. ET This is an important notice regarding the availability of additional proxy materials for the shareholder meeting to be held on April 3, 2024. Get informed before you vote View the Proxy Statement, Annual Report and important shareholder letters by clicking on "View Proxy Materials" above OR you can receive a free paper copy of the material(s) by requesting prior to March 20, 2024. If you would like to request a copy of the materia l(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com/Disnev, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@p roxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested prior to March 20, 2024, you will not otherwise receive a paper copy.

 As an investor in The Walt Disney Company, you’re also a shareholder. This gives you the right to vote on important issues. Voting your shares is quick and easy. Make your voice heard now! HOW TO VOTE First, you should carefully review the proxy materials by clicking on “View Proxy Materials'’ above. Once you have reviewed the proxy materials, you may cast your vote in any of the following ways: Control Number: 0123456789012345 ] Go to www.ProxyVote.com/DisneY Call 1-800-690-6903 At the Meeting This email relates to the following share(s): PROXY VOTE TEST FILE THE WALT DISNEY COMPANY - COMMON 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 VOTING MATTERS BOARD RECOMMENDATION Item 1A - 1L - Election of the twelve Company nominees named in the proxy statement as Directors, each for a term of one year. FOR EACH NOMINEE Item 1M -1N - Trian Group nominees OPPOSED by the Company. WITHHOLD Item 10 - 1Q - Blackwells Group nominees OPPOSED by the Company. WITHHOLD Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public FOR accountants for fiscal 2024. Item 3 - Consideration of an advisory vote to approve the Company's executive compensation. FOR Item 4 - Approval of an amendment and restatement of the Company's Amended and Restated 2011 Stock Incentive Plan to increase the number of shares authorized for issuance. FOR Item 5 — Shareholder proposal, if properly presented at the meeting, requesting the Board seek shareholder approval for Section 16 officers' termination payments. AGAINST Item 6 - Shareholder proposal, if properly presented at the meeting, requesting a report on political expenditures. AGAINST Item 7 - Shareholder proposal, if properly presented at the meeting, requesting a report on gender transitioning compensation and benefits. AGAINST Item 8 — Shareholder proposal, if properly presented at the meeting, requesting publication of recipients of charitable contributions. AGAINST Item 9 - The Trian Group proposal, if properly presented at the meeting, to repeal each provision or amendment of the Company's Bylaws that has been adopted by the Board (and not the shareholders of the Company) since November 30, 2023. AGAINST Item 10 - The Blackwells Group proposal, if properly presented at the meeting, for an advisory vote to cause the Board to increase its size by the number of nominees recommended by your Board at the Annual Meeting that fail to be elected, if any, for failure to receive more votes than a Trian Group Nominee or a Blackwells Group Nominee, and to appoint any and all such nominees recommended by your Board to fill the newly created corresponding vacancies. AGAINST Attending the Virtual Meeting: You must register to attend the virtual meeting on or before April 2, 2024 at 10:00 A.M. PT by visiting www.RroxyVote.com/Disnev and selecting "Attend a Meeting."\ou will need your 16-digit control number that is included in this email. You will receive a confirmation email with information on how to attend the meeting. On the day of the meeting, visit www.virtualshareholdermeetinq.com/DIS2024. You will be able to participate in the annual meeting by visiting www.virtualshareholdermeetinq.com/DIS2024 and entering the same 16-digit control number you used to pre-register and as shown in your confirmation email. Participation in the meeting is limited and access to the meeting will be accepted on a first-come, first-served basis once electronic entry begins. If you cannot access the virtual meeting, it will be available on Disney's Investor Relations website, www.disney.com/investors. Electronic entry to the meeting will begin at 9:00 A.M. Pacific Time and the meeting will begin promptly at 10:00 A.M. Pacific Time. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting page. ^ote d Sroadftdft ttmcr (c)1997 - 2024 Broadridge Financial Solutions, Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions, Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement © Disney

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, beliefs, plans, strategies, business or financial prospects or outlook, future shareholder value, priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements.

Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content; consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.

Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It

Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.disney.com/investors.

Participants

Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.